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                                                                    EXHIBIT 10.2


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                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                           DATED AS OF APRIL 30, 2001

                                      AMONG

                             DAISYTEK, INCORPORATED,
                                  AS BORROWER,

                                   THE LENDERS

                              BANK ONE, TEXAS, NA,
                            AS ADMINISTRATIVE AGENT,

                         CITIZENS BANK OF MASSACHUSETTS,
                              AS SYNDICATION AGENT,

                             BANK OF AMERICA, N.A.,
                           AS DOCUMENTATION AGENT, AND

                      BANK ONE, TEXAS, NA AND BANK ONE, NA,
                                  AS LC ISSUERS







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                       FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of the 30th day of April, 2001, by and among the banks listed on the signature pages hereof (the "Lenders"), DAISYTEK, INCORPORATED (the "Borrower"), DAISYTEK INTERNATIONAL CORPORATION (the "Guarantor"), CITIZENS BANK OF MASSACHUSETTS, as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, BANK ONE, NA, as an LC Issuer, and BANK ONE, TEXAS, NA, as Administrative Agent and an LC Issuer, to the extent and in the manner provided for in the Credit Agreement (as defined below).

                                   BACKGROUND

         A. The Lenders, the Borrower, the Guarantor, the Syndication Agent, the Documentation Agent, the LC Issuers and the Administrative Agent are parties to that certain Credit Agreement dated as of December 18, 2000 (as amended through the date hereof and as may be further amended, extended, renewed, or restated from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. Pursuant to written consent memoranda dated February 8, 2001 (the "Consents") the Required Lenders consented to a spring lien on accounts receivable and inventory of certain Foreign Subsidiaries to secure Indebtedness, not to exceed $40,000,000, permitted under Section 6.11(v) of the Credit Agreement.

         C. Of even date, the Borrower has requested that New Lenders provide additional Commitments pursuant to Section 2.26 of the Credit Agreement and the Administrative Agent has accepted Commitments and Acceptances from the New Lenders.

         D. This Amendment incorporates the Consents into the Credit Agreement as permitted Lien exceptions under Section 6.15 and makes certain technical corrections relating to New Lenders and their Commitments.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 is amended as follows:

                           (i) The definition of "Commitment" is amended by
                  adding the following after the word "below" found therein:
                  "or, in the case of each New Lender, on its Commitment and Acceptance or any other Loan Documents";

                           (ii) The definition of "Lenders" is amended by adding
                  the following after the word "Agreement" found therein: ", the New Lenders"; and



AMENDED CREDIT AGREEMENT - Page 1

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                           (iii) The definition of "Loan Documents" is amended
                  by adding the following before the word "and" found therein:
                  ", each Commitment and Acceptance."

                  (b) Section 6.15 of the Credit Agreement is amended by adding a new clause, numbered (xii), reading as follows:


                           "(xii) Liens on accounts receivable and inventory of
                  certain Foreign Subsidiaries to secure Indebtedness permitted under Section 6.11(v) hereof; provided such liens are not effective unless an event of default in respect of such Indebtedness has occurred and is continuing."

         2. REPRESENTATIONS AND WARRANTIES TRUE, NO DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants to the Agents and the Lenders that, as of the date hereof:

                  (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except for any representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such specific date; and

                  (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received this Amendment executed by the Borrower, the Guarantor and the Required Lenders.

                  (b) The Administrative Agent shall have received the written consent of the Subsidiary Guarantors.

                  (c) The Administrative Agent shall have received such documents, certificates and instruments as the Administrative Agent shall reasonably require.

         4. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment and, as amended hereby, the Credit Agreement is incorporated herein by reference and is amended and restated hereby.

         5. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of


AMENDED CREDIT AGREEMENT - Page 2


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which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         6. GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Guarantor, the Administrative Agent, the Syndication Agent, the Documentation Agent, the LC Issuers, each Lender and their respective successors and assigns.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         9. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



AMENDED CREDIT AGREEMENT - Page 3


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         IN WITNESS WHEREOF, the Borrower, the Lenders, the Guarantor, the
Syndication Agent, the Documentation Agent, the LC Issuers and the Administrative Agent have executed this Amendment as of the date first above written.

                                    BORROWER:

                                    DAISYTEK, INCORPORATED



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]

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                                    BANK ONE, TEXAS, NA



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]

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                                    BANK OF AMERICA, N.A., as Lender and as
                                    Documentation Agent



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]

                                    CITIZENS BANK OF MASSACHUSETTS, as a
                                    Lender and Syndication Agent



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]

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                                    IBM CREDIT CORPORATION



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]

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                                   COMERICA BANK



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]

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                                    COMPASS BANK


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]

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                                    BANK ONE, N.A.
                                    as an LC Issuer


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]

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                                    DAISYTEK INTERNATIONAL CORPORATION



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]

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                                     CONSENT

         The undersigned Subsidiary Guarantors consent to the foregoing Amendment and ratify and confirm that their Subsidiary Guaranty and other Collateral Documents remain in full force and effect.

                             SUBSIDIARY GUARANTORS:
                             ----------------------

                             STEADI-SYSTEMS, LTD.
                             STEADI-SYSTEMS NEW YORK, LTD.
                             STEADI-SYSTEMS MIAMI, INC.
                             THE TAPE COMPANY, INC. (an Illinois corporation) THE TAPE COMPANY, INC. (a Georgia corporation)
                             THE TAPE COMPANY, INC. (a Pennsylvania corporation) TAPE DISTRIBUTORS OF TEXAS, INC.
                             TAPE DISTRIBUTORS OF MINNESOTA, INC.
                             DAISYTEK LATIN AMERICA, INC.
                             ARLINGTON INDUSTRIES, INC.
                             VIRTUAL DEMAND, INC.
                             TAPEBARGAINS.COM, INC.
                             B.A. PARGH COMPANY
                             BUSINESS SUPPLIES DISTRIBUTORS, INC.


                             By:
                                 ----------------------------------------------
                                 Name:
                                 Title:


[SIGNATURE PAGE TO AMENDED CREDIT AGREEMENT]